                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 4, 2001
                                                           ------------



                               BRM HOLDINGS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-25372                52-1906050
          --------                   -------                ----------
      (State or Other              (Commission           (I.R.S. Employer
Jurisdiction of Incorporation)     File Number)         Identification No.)


        2100 Pennsylvania Avenue, N.W., Suite 400, Washington D.C. 20037
        ----------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (202) 339-6700
                                                           --------------


                          U.S. Office Products Company
                          ----------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         BRM Holdings, Inc. (the "Company"), formerly known as US Office Products Company, is filing herewith the Monthly Operating Report of the Debtors for the period April 1, 2001 through April 28, 2001 (the "Monthly Operating Report"). The Company filed this Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware on June 4, 2001 in connection with the Company's ongoing proceeding under Chapter 11 of the United States Bankruptcy Code, Case No. 01-00646-PJW.

         The Company is also filing herewith supplemental consolidating financial information that includes the financial information of entities that are not debtors in the bankruptcy proceeding, Mail Boxes Etc. and Blue Star Group (the "Non-Debtors"). Filed herewith are the Consolidating Balance Sheet as of April 28, 2001 and the Consolidating Statement of Operations for the three months ended April 28, 2001. The Company completed the sale of Mail Boxes Etc. on April 30, 2001 and completed the sale of the retail business of the Blue Star Group on June 14, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)  Not Applicable.

         (c) The following exhibits are filed herewith:

         99.1 Monthly Operating Report for the period April 1, 2001 through April 28, 2001*

         99.2 Schedules of consolidating financial information including Non-Debtors:
                  -        Consolidating Balance Sheet as of April 28, 2001
                  - Consolidating Statement of Operations for the three months ended April 28, 2001


          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.




                                      -2-
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRM HOLDINGS, INC.


Date: June 19, 2001                      By:      /s/ Mark D. Director
                                                  ------------------------------
                                                  Mark D. Director
                                                  Executive Vice President and
                                                    General Counsel









                                      -3-
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                                  EXHIBIT INDEX

 Exhibit
  Number   Description of Exhibit
--------   ---------------------------------------------------------------------
   99.1    Monthly Operating Report for the period April 1, 2001 through April 28,
           2001*
   99.2    Schedules of consolidating financial information including Non-Debtors:
           - Consolidating Balance Sheet as of April 28, 2001
           - Consolidating Statement of Operations for the three months ended April 28, 2001

* The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.